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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  SEPTEMBER 11, 2001
                                                   ------------------



                          SATCON TECHNOLOGY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                             001-11512                        04-2857552
         --------                             ---------                        ----------
(State or Other Jurisdiction           (Commission File Number)     (IRS Employer Identification No.)
of Incorporation)


161 FIRST STREET, CAMBRIDGE, MASSACHUSETTS                                         02142
------------------------------------------                                         -----
(Address of Principal Executive Offices)                                        (Zip Code)


                                 (617) 661-0540
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         On September 13, 2001, SatCon Technology Corporation (the "Registrant") publicly disseminated a press release announcing that, subject to three contingencies, it plans to make a pro rata distribution to its stockholders of 5,000,000 shares of common stock of Beacon Power Corporation ("Beacon Power") held by the Registrant.

         The Registrant's Board of Directors declared the distribution on September 11, 2001. The record date for the Registrant's stockholders entitled to receive shares of Beacon Power's common stock has been set at Monday, September 24, 2001, and the anticipated distribution date is set for Friday, September 28, 2001. The ex-dividend date will be the next business day, or Monday, October 1, 2001.

         The proposed contingent distribution of Beacon Power common stock is subject to the following three contingencies:

1. The closing price of Beacon Power's common stock on the Nasdaq National Market on the distribution date may not be in excess of $5.50 per share;

2. The Registrant's Board of Directors must have received a capital surplus and solvency opinion acceptable to the Board of Directors with respect to the distribution; and

3. The distribution must be consummated by the Registrant's transfer agent prior to September 30, 2001, the last day of the Registrant's fiscal year.

         In the event that any one of these contingencies is not satisfied or waived by the Registrant's Board of Directors, the Registrant will not effect the proposed contingent distribution. On the distribution date, assuming the contingencies are satisfied, holders of shares of the Registrant's common stock are expected to receive approximately 0.3023 shares of Beacon Power common stock for each share of the Registrant's common stock held on the record date. Because there are convertible securities of the Registrant outstanding, the exact ratio cannot be conclusively determined until the record date. Cash payments will be made in lieu of fractional shares. The name and address of the Registrant's transfer agent is EquiServe Trust Company, N.A., 150 Royall Street, Canton, MA 02021. After the distribution, the Registrant will continue to own approximately 4,705,910 shares of Beacon Power common stock and a warrant to purchase an aggregate of 173,704 additional shares of Beacon Power common stock with an exercise price of $1.25 per share.

         The full text of the Registrant's press release issued in connection with the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)  Exhibits.

                  The exhibits to this report are listed in the Index to Exhibits set forth on page 4 hereof.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SATCON TECHNOLOGY CORPORATION


Dated: September 13, 2001             /s/ SEAN F. MORAN
                                      -----------------------------------------
                                      Sean F. Moran
                                      Chief Financial Officer



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                                INDEX TO EXHIBITS


Exhibit
Number       Exhibit
-------      -------

99.1         Press Release, dated September 13, 2001, issued by the Registrant.



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